UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2025

XBP EUROPE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40206	85-2002883
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2701 East Grauwyler Road Irving, Texas	75061
(Address of principal executive offices)	(Zip Code)

(844) 935-2832

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, Par Value $0.0001 per share	XBP	The Nasdaq Global Market
Redeemable warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50	XBPEW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, during the third quarter of fiscal year 2024, XBP Europe Holdings, Inc. (the “Company”) determined that its on-demand printing operations met the criteria for classification as held for sale and accordingly classified such business as a discontinued operation because it represented a significant strategic shift that will have a major effect on the Company’s operations and financial results. As a result, beginning in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2024 filed with the SEC on November 12, 2024 (the “Third Quarter Form 10‑Q”), the Company presented the operating results of on-demand printing operations as discontinued operations in its condensed consolidated financial statements for all periods presented.

The Company is filing this Current Report on Form 8-K to reissue the Company's retrospectively revised and recast historical consolidated financial statements and other information included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 previously filed with the Securities and Exchange Commission (the “SEC”) on April 1, 2024 (the “2023 Form 10-K”), as well as the Company’s Quarterly Reports on Form 10-Q for the fiscal periods ended March 31, 2024 and June 30, 2024 previously filed with the SEC on May 13, 2024 and August 12, 2024, respectively (the “First Quarter 10-Q” and the “Second Quarter 10-Q”, respectively, and together with the 2023 Form 10-K, the “Previous Filings”), to reflect the presentation of the on-demand printing operations as discontinued operations. The information included in Exhibits 99.1, 99.2 and 99.3 to this Form 8-K presents the financial results of the on-demand printing operations as a discontinued operation and retroactively adjusts discussions, amounts and financial statements to reflect such for all periods presented.

The information included in Exhibits 99.1, 99.2 and 99.3 to this Form 8-K is presented in connection with the reporting changes described above and does not otherwise amend or restate the Company’s audited consolidated financial statements that were included in the 2023 Form 10-K or the unaudited interim consolidated financial statements that were included in the First Quarter 10-Q or the Second Quarter 10-Q. Unaffected items and unaffected portions of the Previous Filings have been repeated herein to ensure an understanding and completeness of continuing operations, and have not been amended or modified by Exhibits 99.1, 99.2 and 99.3 to this Form 8-K.

Exhibits 99.1, 99.2 and 99.3 to this Form 8-K does not reflect events occurring after the dates of the Previous Filings, and does not modify or update the disclosures therein in any way, other than to reflect the presentation of the on-demand printing operations as discontinued operations. This Current Report on Form 8-K should be read in conjunction with our other filings made with the SEC, including, and subsequent to, the date of the 2023 Form 10-K. Without limiting the foregoing, this filing does not purport to update management’s discussion and analysis of financial condition and results of operations contained in the Previous Filings any information, uncertainties, transactions, risks, events or trends occurring, or known to management, other than the events described above. For developments since the filing of the 2023 Form 10-K, please refer to the Company's subsequent Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. The information in this Form 8-K, including the exhibits, should be read in conjunction with the 2023 Form 10-K and subsequent SEC filings.

Item 9.01. Financial Statements and Exhibits

(d)Exhibits

Exhibit No.	Description
23.1	Consent of UHY LLP, Independent Registered Accounting Firm
99.1

Retrospective revisions to the following portion of XBP Europe Holdings, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2023, as originally filed with the SEC on April 1, 2024: Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and Item 8. Financial Statements and Supplementary Data

99.2

Retrospective revisions to the following portion of XBP Europe Holdings, Inc.’s Quarterly Report on Form 10-Q for the fiscal period ended March 31, 2024, as originally filed with the SEC on May 13, 2024: Item 1. Unaudited Financial Statements and Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3

Retrospective revisions to the following portion of XBP Europe Holdings, Inc.’s Quarterly Report on Form 10-Q for the fiscal period ended June 30, 2024, as originally filed with the SEC on August 12, 2024: Item 1. Unaudited Financial Statements and Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 14, 2025

XBP EUROPE HOLDINGS, INC.

By:	/s/ Dejan Avramovic
Dejan Avramovic
Chief Financial Officer